ChinaCast Education
Corporation
FY 2008 First Quarter
Earnings Results
Presentation
May 13, 2008
NASDAQ: CAST
www.chinacasteducation.com

This presentation contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act
of 1995. These forward looking statements can be identified by terminology such as
“will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar statements.
ChinaCast may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about ChinaCast’s beliefs and expectations, are forward-looking statements.
Forward-looking statements involve inherent risks and uncertainties. Further information regarding these risks and uncertainties is included in our registration statement and other documents filed with the Securities and Exchange Commission.
ChinaCast does not undertake any obligation to update any forward-looking statement, except as required under applicable law.
Safe Harbor Statement

2008 First Quarter Highlights
• Total revenues for the first quarter of 2008 increased 49% to RMB59.5 million (US$8.5 million) compared with the first quarter of 2007.
• Net income totaled RMB8.2 million (US$1.2 million) down 36.5% compared with the first quarter of 2007.
• Net income excluding share-based compensation increased by 33.7% to
 RMB17.3 million (US$2.5 million) compared to the first quarter of 2007.
• Cash and bank balances together with term deposits increased from
 RMB735.4 million (US$100.7 million) as at December 31, 2007, to
 RMB756.9 (US$108.1) million as at March 31, 2008.
• Announced the consummation of its acquisition of 80% of the holding company of the Foreign Trade and Business College ("FTBC") of Chongqing
 Normal University. The revenues and earnings of FTBC will be consolidated with the Company's results starting with the second quarter of 2008.
• Announced a stock repurchase program under which the Company may repurchase up to $5 million worth of the company's outstanding common shares.

2008 First Quarter Income Statement Highlights
-37%
$1.2m
8.2m
13.0
Net Income
-19 pts
14%
33%
 Net Margin
$0.04
0.30
0.52
Income Per Share (Basic) *
$0.04
0.29
0.50
Income Per Share (Diluted) *
34%
$2.5m
17.3m
13.0
Net Income Excluding Share Based Comp
(SBC)
$0.09
0.64
0.52
Income Per Share Excluding SBC (Basic) *
$0.08
0.59
0.50
Income Per Share Excluding SBC (Diluted) *
-4 pts
29%
33%
 Net Margin Excluding SBC
+20%
$5.7m
40.2m
33.5m
 Service
+205%
$2.8m
19.3m
6.3m
 Equipment
-9 pts
48%
57%
 Gross Margin
$4.1m
$8.5m
Q1-2008
US$
22.9m
39.9m
Q1-2007
RMB
+24%
28.4m
Gross Profit
+49%
59.5m
Revenue
YoY
Change
Q1-2008
RMB
* Weighted Average Shares Used in Computation:
1. Basic: 2007 - 24,725,116; 2008 - 27,297,256
2. Diluted: 2007 - 26,162,379; 2008 - 28,292,257

Revenue and Net Income Growth
RMB (m)
RMB (m)
Revenue
Net Income
* Q108-SBC: includes stock based compensation expenses
80.6
146
174.1
187.7
39.9
59.5
256
0
25
50
75
100
125
150
175
200
225
250
275
FY04
FY05
FY06
FY07
Q107
Q108
FY08e
35.7
34.9
19.7
58.7
13
8.2
17.4
95
0
10
20
30
40
50
60
70
80
90
100
FY04
FY05
FY06
FY07
Q107
Q108
Q108-
SBC*
FY08

Post-Sec
K-12
Voc/Career
Post-Sec
K-12
Voc/Career
6
Service Revenue By Segment - Quarterly comparison
(Un-audited)
Q1 2007
Q1 2008
RMB40.2 M
(US$5.7 M)
RMB33.5 M
(US$4.4M)
57%
RMB22.8 M
39%
RMB15.9 M
4%
RMB1.5 M
44%
RMB14.7 M
10%
RMB3.2 M
47%
RMB15.7 M

RMB M
% Margin
19.7
18.1
23.7
23.2
22.9
23.8
25.9
29.6
28.4
46
46
42
57
56
56
50
48
64
0
5
10
15
20
25
30
35
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
25
30
35
40
45
50
55
60
65
70
Gross Profit
% Gross
Profit/Revenues

Gross Profit and % Margin

Our Growth Strategy
Deploy Cash
(US$85m post warrants)
1. To Acquire Post-Secondary and Vocational Schools
 - Target to acquire 4-5 universities in the next several years to enhance program offerings & geographic reach
 - Focus on job skills oriented degree program in high demand such as Business, Technology, Health, Education, English/Test
 Prep, etc.
 - Accelerate growth by adding degree and non-degree programs, joint ventures with international education institutions and by growing off-campus and online distribution channels
 - Expand Daily English training centers nationwide and expand student enrollments, course fees and program offerings
2. To Expand E-learning Services
 - Increase student enrollments, courses, fees and service
 offerings
 - Add new university, K-12 and government/corporate
 partnerships
 - Leverage relationships with ChinaCast post-secondary and
 vocational schools
 - Position company for government approval of online degree programs
Strong demand for high quality
education services and limited
penetration rates of post-secondary
and online education services
present significant long
term growth potential

2008 Revenue and Earnings Guidance
• As stated previously, ChinaCast estimates total revenue
 for 2008 to be in the range of RMB234 million to RMB256
 million (US$33.4 million to US$36.5 million), representing
 a growth rate of 25% to 36% over 2007.
• ChinaCast estimates net income for 2008 to be in the
 range of RMB80 million to RMB95 million (US$11.4
 million to US$13.6 million), representing a growth rate of
 36% to 62% over 2007.
• This forecast reflects ChinaCast's current and preliminary view, which is subject to change.
* Exchange Rate US$1=RMB 7.0
* Growth rates calculated using RMB figures

FY2004 - FY2008 US GAAP Financials
Notes: The net income figures have been adjusted for non-recurring items shown below:
1. 2004 includes RMB 23m in share option expenses. The figure for 2005 and 2006 were RMB 2m and RMB1m respectively.
2. 2006 includes RMB 17m in non-recurring costs due to investment impairment loss and professional fees associated with GWAQ reverse merger
3. Exchange rates used: (2007) RMB7.3=US$1.0; (2008) RMB7.0=US$1.0
RMB (m)
Margin %
FY07-FY08 YOY Growth
Revenue: 25%-36%
Net Income: 36%-62%
0
25
50
75
100
125
150
175
200
225
250
275
FY04
FY05
FY06
FY07
FY08e
0%
10%
20%
30%
40%
50%
60%
Revenue
Net Income
Gross %
Net %

Thank You!
Questions & Answers
ChinaCast Education Corporation
NASDAQ: CAST
IR: www.chinacasteducation.com